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                                                                 EXHIBIT 10.38


                           RETIREMENT INCOME PLAN OF
                         PANHANDLE EASTERN CORPORATION
                          AND PARTICIPATING AFFILIATES
                                  AMENDMENT 2


         Pursuant to its authority under Article XIX of the Retirement Income Plan of Panhandle Eastern Corporation and Participating Affiliates (the "Plan"), Panhandle Eastern Corporation hereby amends the Plan, effective January 1, 1996, in the following respects:

1. Section 7.2 of the Plan is revised by redesignating Paragraph (e) thereof as Paragraph (f) thereof.

2.       Section 7.2 of the Plan is revised by adding thereto a new Paragraph
(e) thereof reading in its entirety as follows:

                 (e) In the case of a Member (1) who becomes entitled to a severance benefit pursuant to the Paragraph (c) above, on account of termination of employment occurring on or after January 1, 1996, and
         (2) who, at the time of such termination, is credited with ten or more full years of Vesting Service and has attained age 50, the following schedule shall be substituted for the schedule contained in Paragraph
         (d)(1) above:

                 *Age at Commencement                              Multiplier
                  -------------------                              ----------
                          60 or older                                  100%
                          59                                          96.5%
                          58                                          93.0%
                          57                                          89.5%
                          56                                          86.0%
                          55                                          82.5%

         (*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by pro rata adjustment as determined by the Committee.

         IN WITNESS WHEREOF, this amendment to the Plan is executed this __________ day of January, 1996 on behalf of Panhandle Eastern Corporation.

                                        PANHANDLE EASTERN CORPORATION

                                        By:
                                           -----------------------------------
                                        Its:
                                             ---------------------------------